Exhibit 10.2

After recording, return to:
Welborn Sullivan Meck & Tooley, P.C.
Attn: Chelsey Russell and Scott Turner
1125 17th Street, Suite 2200
Denver, CO  80202

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT AND
FIXTURE FILING

THIS FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT AND FIXTURE FILING (this “Amendment”), dated effective as of October 9, 2014, is made by and among RED HAWK PETROLEUM, LLC, a Nevada limited liability company (“Grantor”), with an address at 4125 Blackhawk Plaza Circle, Suite 201A, Danville, California 94506, the PUBLIC TRUSTEE OF WELD COUNTY, COLORADO (“Trustee”), and BAM ADMINISTRATIVE SERVICES LLC, a Delaware limited liability company (“Beneficiary”), with an address at 1370 Avenue of the Americas, 32nd Floor, New York, New York 10019.
RECITALS

A.           Grantor and Beneficiary executed and delivered to Trustee that certain Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing (the “Deed of Trust”), dated effective as of March 7, 2014, recorded in Weld County, Colorado at Reception No. 4001635.  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Deed of Trust.

B.           Grantor acquired certain property interests after executing the Deed of Trust that are more particularly described in Exhibit A attached hereto.

C.           The Parties desire to establish the interests of Beneficiary and Trustee in the property described in Exhibit A attached hereto, in accordance with the terms and conditions hereof.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby irrevocably GRANT, BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY WITH POWER OF SALE unto Trustee for the proposes, uses and benefits hereinafter set forth, IN TRUST, the following described real and personal property, rights, titles, interests and estates (collectively, the “New Hydrocarbon Property”):

(a)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in, to and under the leases described in Exhibit A attached hereto, and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby (the “Leases”), insofar as the Leases cover the land described on Exhibit A attached hereto (collectively, the “New Hydrocarbon Property”), even though Grantor’s interests therein may be incorrectly described or a description of a part or all of such New Hydrocarbon Property or Grantor’s interests therein be omitted; it being intended by Grantor and Beneficiary herein to cover and affect hereby all interests which Grantor may now own or may hereafter acquire in and to the New Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

(b)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in, to and under:  (i) the properties now or hereafter pooled or unitized with the New Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the New Hydrocarbon Property, including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Deed of Trust or which relate to any of the New Hydrocarbon Property or interests in the New Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons from or attributable to such New Hydrocarbon Property; and (iv) all geological, geophysical, seismic, engineering, accounting, title and other technical or business data concerning the New Hydrocarbon Property, the Hydrocarbons, or any other item of property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest with respect to the New Hydrocarbon Property, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data.

(c)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively, the “Hydrocarbons”) in and under and which may be produced and saved from or attributable to the New Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the New Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein which are subjected or required to be subjected to the liens and security interests of the Deed of Trust.

(d)           All tenements, hereditaments, appurtenances and properties relating, belonging, affixed or incidental to the New Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such New Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, including, without limitation, those described on Exhibit A, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

(e)           All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the New Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof.

(f)           All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds and any other personable/movable property of any kind or character constituting a part of, relating to or arising out of those portions of the New Hydrocarbon Property which are described in paragraphs (a) through (e) above and all proceeds and products of all such portions of the New Hydrocarbon Property and payments in lieu of production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

TO HAVE AND TO HOLD the New Hydrocarbon Property unto Trustee, and its successors and assigns or substitutes, IN TRUST, for the benefit of Beneficiary, subject to the following:

The execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Deed of Trust, except as expressly set forth herein.  Grantor hereby RATIFIES, CONFIRMS AND AGREES that the Deed of Trust, as amended hereby, shall continue to be in full force and effect to the same extent as provided therein.

All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

The Parties agree to take all reasonable action and to execute, acknowledge and deliver all such instruments necessary or advisable to consummate the transactions contemplated by this Amendment.

This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

[signature and acknowledgement pages follow]

Executed as of October 6, 2014.

GRANTOR
RED HAWK PETROLEUM, LLC

By: /s/ Clark R. Moore
Clark R. Moore
Executive Vice President

STATE OF CALIFORNIA	)
)
COUNTY OF CONTRA COSTA	)

On October 6, 2014 before me, Valentina Babichev, Notary Public (insert name and title of the officer) personally appeared Clark Moore who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon whose behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal:

                                                                 [NOTARY SEAL]

Signature /s/ Valentina Babichev

BENEFICIARY
BAM ADMINISTRATIVE SERVICES LLC

By: /s/ David Levy
David Levy
Authorized Signatory

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me on this 6th day of October, 2014, by David Levy, as Authorized Signatory of BAM Administrative Services LLC, a Delaware limited liability company, for and on behalf of said limited liability company.

My Commission Expires: 8/29/15

Witness my Hand and Seal:

/s/ Alexis Northwood
Notary Public, State of New York
[NOTARY SEAL]

Exhibit "A"

AGMT#	Subs#	Lessor	Lessee	Effective Date	County	Book/Page/Desc	TWN	RNG	SEC	Description
079201	000	TERESA SGALIO	DIAMOND RESOURCES CO.	01/18/2011	Weld	3749314	06N	62W	20	E2
079793	000	DENISE HARRIS	DIAMOND RESOURCES CO.	01/18/2011	Weld	3752321	06N	62W	20	E2
079333	000	JENNIFER MUELLER	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749318	06N	62W	20	E2
078519	000	HUGH BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3746690	06N	62W	20	E2
078738	000	LAURA BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3746694	06N	62W	20	E2
079606	000	LARKIN BAILEY	DIAMOND RESOURCES CO.	01/18/2011	Weld	3752324	06N	62W	20	E2
079380	000	MARIA JENSEN, F/K/A MARIA BAILEY	DIAMOND RESOURCES CO.	01/18/2011	Weld	3749321	06N	62W	20	E2
079876	000	JULIE A. BROWN	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749309	06N	62W	20	E2
079213	000	MATTHEW BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3749324	06N	62W	20	E2
081404	000	JOHN BAILEY	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749312	06N	62W	20	E2
085037	000	LYDETTA KAY JACKSON	DIAMOND RESOURCES CO.	01/17/2011	Weld	3749310	06N	62W	20	E2
079215	000	JEFFREY BAILEY	DIAMOND RESOURCES CO.	01/12/2011	Weld	3748381	06N	62W	20	E2
079136	000	MARK HOLLIS	DIAMOND RESOURCES CO.	01/13/2011	Weld	3748376	06N	62W	20	E2
079798	000	THERESE KAY MCKINNON, F/K/A THERESE KAY SANDERS	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754456	10N	61W	29	NW
052999	000	DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	JACKFORK LAND, INC.	04/24/2010	Weld	3696216	2N	64W	13	ALL
083804	000	VINCE C. GERKIN, A MARRIED MAN	DIAMOND RESOURCES CO.	09/07/2010	Weld	3722413	2N	64W	13	ALL, LESS AND EXCEPT TRACTS 13-2 & 13-3
075750	000	CAROLE A. GERKIN, WIDOW	DIAMOND RESOURCES CO.	09/07/2010	Weld	3722412	2N	64W	13	TRACT #13-1 ALL, LESS TRACTS 13-2 AND 13-3,
036360	000	HELEN I. SIRIOS, MARC SIRIOS AND SHERRY SIRIOS, AS JOINT TENANTS	JACKFORK LAND, INC.	05/28/2010	Weld	3700278	2N	64W	24
ALL THAT PART OF THE NE/4 LYING
NORTH AND WEST OF
 HIHGWAY 76 AND THE NW/4, INCLUDING LOT B OF RECORDED
EXEMPTION 1305-24-2-RE 1144, LESS AND EXCEPT THE FOLLOWING
PARCELS OF LAND: LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3168 AND
LOT A OF RECORDED EXEMPTION 1305-24-2-RE

091130	000	DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/09/2012	Weld	3822955	2N	64W	24
A TRACT OF LAND LOCATED IN THE NW/4 MORE PARTICULARY DESCRIBED AS: LOT B IN RECORDED EXEMPTION NO. 1305-24-2 RE-3278, BEING A PORTION OF THE SW/4NW/4NW/4 RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY COLORADO ON 11/5/2002 AT DOCUMENT #3002255

030814	000	HELEN I. SIRIOS, INDIVIDUALLY, A SIGNED PERSON	JACKFORK LAND, INC.	05/28/2010	Weld	3700277	2N	64W	24
SW/4 AND ALL THAT PART OF THE SE/4 LYING NORTH OF
THE BURLINGTON NORTHERN RAILROAD RIGHT-OF-WAY AND THE NW/4, INCLUDING LOT B
OF RECORDED EXEPTION 1305-24-2-RF1144, LESS AND EXCEPT THE FOLLOWING PARCELS OF LAND: LOT A OF
RECORDED EXEMPTION 1305-24-2-RE-3168 AND LOT A OF RECORDED EXEMPTION 1305-24-2-RF 3278

		Nona G. Sall, a widow and heir to the Estate od Donald L. Sall, deceased	EOG Resources, Inc.	6/15/2011	Weld	3783258	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; M/B
		KS Properties, LLC	Lone Tree Energy	5/5/2010	Weld	3706912	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; M/B
		Karen Lynn Overholt, individually and as Trustee of The Overholt Family Trust, dated December 19, 1997	Bold Resources, LLC	7/7/2010	Weld	3717659	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; M/B
		Eric R. Lantz, a married man dealing with his sole and separate property	Bold Resources, LLC	7/9/2010	Weld	3723004	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; SENW, E2SW, W2SWSE, N2SE, SESE,E2SWSE
		Clayton Wentworth Eifler	BBC	1/15/2013	Weld	3979846	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; SENW, E2SW, W2SWSE, N2SE, SESE,E2SWSE
		Gus K. Eifler III Trust, c/o Gus Kearney Eifler, III, Trustee	BBC	1/16/2013	Weld	3979847	6N	61W	31	Section 31, T6N-R61W, 6th P.M., Weld County CO; SENW, E2SW, W2SWSE, N2SE, SESE,E2SWSE